UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 30, 2009

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202
(Address of Principal Executive Offices)

(904) 354-2482
(Registrant’s Telephone Number, Including Area Code)

www.fpic.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 30, 2009, the registrant and its wholly owned subsidiary, First Professionals Insurance Company, Inc. (“First Professionals”), entered into a definitive Agreement and Plan of Merger (the “Agreement”), with Advocate, MD Financial Group, Inc. (“Advocate, MD”).  Pursuant to the terms of the Agreement, First Professionals will acquire all of the issued and outstanding stock of Advocate, MD, which will become a wholly owned subsidiary of First Professionals.  The total consideration for Advocate, MD is comprised of $33.6 million in cash at closing of the transaction (subject to certain terms and conditions) and up to $12.0 million in additional cash consideration depending upon Advocate, MD’s performance during the two-year period following completion of the acquisition.  In addition, the registrant has entered into a non-competition agreement, and Advocate, MD has entered into an amended and restated two-year employment agreement, with Advocate, MD’s founder and chief executive officer, each of which will be effective at the closing.  The registrant will make a $2 million payment at closing in exchange for this executive’s agreements under the non-competition agreement.  Under the employment agreement, Advocate, MD will be required, among other things, to pay the executive (i) performance incentives (based on the performance of Advocate, MD consistent with the same measures used to measure performance for purposes of the additional purchase price consideration referred to above) of up to $0.5 million per year contingent on continued employment and up to an additional $1.5 million over two years, not contingent on continued employment, and (ii) a lump sum severance payment of $1 million if the executive’s employment is terminated without cause at any time during the employment agreement period by Advocate, MD or by the executive after one year.

Advocate, MD is an insurance holding company headquartered in Austin, Texas.  Through its subsidiary, Advocate, MD Insurance of the Southwest, Inc., Advocate, MD is the fourth largest underwriter of medical professional liability (“MPL”) insurance in Texas, based on data published by SNL Financial and including premiums written by the Texas Medical Liability Trust, the largest writer in Texas.  In addition, Advocate, MD writes MPL insurance in Mississippi.  Based on information provided by Advocate, MD, it wrote $25.4 million in premiums in 2008 and had unaudited GAAP-basis assets and shareholder’s equity of $89.0 million and $26.5 million, respectively, as of June 30, 2009.

The closing of the acquisition is subject to customary closing conditions, including among others: (1) the approval of the Texas Insurance Commissioner, (2) the approval of Advocate, MD’s stockholders with holders of less than ten percent of Advocate, MD’s outstanding shares seeking to exercise their dissenters rights under Nevada law, (3) the accuracy in all material respects of the representations and warranties of each party as of the closing or other applicable date, (4) the performance in all material respects by the parties of their respective obligations under the Agreement, and (5) in the case of the registrant, the absence of any known change or event that would reasonably be expected to result in a material adverse effect on Advocate, MD.  Advocate, MD stockholders holding in excess of 30 percent of Advocate, MD’s outstanding shares have become parties to the Agreement and agreed to vote their shares in favor of the transaction.  The acquisition is expected to close prior to the end of the year.  The registrant and Advocate, MD have each made customary representations, warranties, covenants and indemnities in the Agreement including, among others, covenants that (i) prior to the closing, subject to certain exceptions, Advocate, MD will generally operate and carry on its business in the ordinary course consistent with past practices and (ii) subject to the terms of the Agreement, that each of the parties will use commercially reasonable efforts under the circumstances to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary to consummate and make effective the transactions contemplated by the Agreement.

There can be no assurances that the closing conditions set forth in the Agreement will be satisfied or waived or that the closing will occur before the end of the year.  The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, the form of earnout agreement, the non-competition agreement, and the executive employment agreement, which are filed as Exhibits 2.1 through 2.4 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The information contained in this Item 7.01 and the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section.  The information contained in this Item 7.01 and the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On July 30, 2009, the registrant issued a press release in which it announced that it entered into the Agreement.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated July 30, 2009 by and among FPIC Insurance Group, Inc., First Professionals Insurance Company, Inc., MFPIC Merger Corp., Advocate, MD Financial Group, Inc., and the Stockholders Representative.*

*  Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant hereby agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

	2.2	Form of Earnout Agreement (Exhibit B to Agreement and Plan of Merger)
	2.3	Non-Competition Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group, Inc. and Mark E. Adams
	2.4	Executive Employment Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group, Inc. and Mark E. Adams
	99.1	FPIC Insurance Group, Inc. Press Release dated July 30, 2009 (furnished pursuant to Item 7.01)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 30, 2009	FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated July 30, 2009 by and among FPIC Insurance Group, Inc., First Professionals Insurance Company, Inc., MFPIC Merger Corp., Advocate, MD Financial Group, Inc., and the Stockholders Representative.*

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant hereby agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

2.2	Form of Earnout Agreement (Exhibit B to Agreement and Plan of Merger)
2.3	Non-Competition Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group, Inc. and Mark E. Adams
2.4	Executive Employment Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group, Inc. and Mark E. Adams
99.1	FPIC Insurance Group, Inc. Press Release dated July 30, 2009 (furnished pursuant to Item 7.01)